UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2021

Green Brick Partners, Inc.

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(Exact name of registrant as specified in its charter)

Delaware				001-33530	20-5952523
(State or other jurisdiction of incorporation)				(Commission File Number)	(IRS Employer Identification Number)
2805 Dallas Pkwy	,	Ste 400
Plano	,	TX	75093	(469)	573-6755
(Address of principal executive offices, including Zip Code)				(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report) Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GRBK	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modifications to Rights of Security Holders.

On December 22, 2021, Green Brick Partners, Inc. (the “Company”) filed the Certificate of Designation (“Certificate of Designation”) for the 5.75% Series A Cumulative Perpetual Preferred Stock (the “Series A Preferred Stock”) with the Secretary of State of the State of Delaware, which became effective upon acceptance for record. The Certificate of Designation classified a total of 50,000 shares of the Company’s authorized shares of preferred stock, $0.01 par value per share, as Series A Preferred Stock. The Company has previously announced that it has agreed to issue and sell an aggregate of 2,000,000 depositary shares (the “Depositary Shares”), each representing 1/1000th of a share of Series A Preferred Stock as well as up to 300,000 Depositary Shares that may be sold pursuant to the exercise of an option to purchase additional Depositary Shares by the Underwriters (as defined below).

As set forth in the Certificate of Designation, the Series A Preferred Stock will rank, as to dividend rights and rights upon the Company’s liquidation, dissolution or winding up: (i) senior to all classes or series of common stock of the Company (the “Common Stock”) and to each other class or series of capital stock issued by the Company, other than any class or series of capital stock issued with terms specifically providing that such class or series of capital stock of the Company ranks senior to or on a parity with the Series A Preferred Stock with respect to the declaration and payment of dividends and the distribution of assets upon the Company’s voluntary or involuntary liquidation, dissolution or winding up; (ii) on a parity with each class or series of capital stock issued by the Company with terms specifically providing that such class or series of capital stock of the Company ranks on a parity with the Series A Preferred Stock with respect to the declaration and payment of dividends and the distribution of assets upon the Company’s voluntary or involuntary liquidation, dissolution or winding up; (iii) junior to each class or series of capital stock issued by the Company with terms specifically providing that such class or series of capital stock of the Company ranks senior to the Series A Preferred Stock with respect to the declaration and payment of dividends and the distribution of assets upon the Company’s voluntary or involuntary liquidation, dissolution or winding up, none of which exists on the date of this Form 8-K; and (iv) effectively junior to all of the Company’s existing and future indebtedness (including indebtedness convertible into Common Stock or preferred stock) and to the indebtedness and other liabilities of (as well as any preferred equity interests held by others in) the Company’s existing or future subsidiaries.

Holders of Series A Preferred Stock, when and as authorized by the Company’s Board of Directors, are entitled to cumulative cash dividends at the rate of 5.75% of the $25,000.00 ($25.00 per Depositary Share) liquidation preference per year (equivalent to 1,437.50 per share per year or $1.4375 per Depositary Share per year). Dividends will be payable quarterly in arrears, on or about the 15th of March, June, September and December, beginning on or about March 15, 2022.

On and after December 23, 2026, the shares of Series A Preferred Stock will be redeemable at the Company’s option, in whole or in part, at a redemption price equal to $25,000.00 per share of Series A Preferred Stock ($25.00 per Depositary Share), plus an amount equal to any accrued and unpaid dividends. Furthermore, upon a change of control (as defined in the Certificate of Designation), the Company will have a special option to redeem the Series A Preferred Stock at $25,000.00 per share of Series A Preferred Stock ($25.00 per Depositary Share), plus an amount per share equal to any accrued and unpaid dividends on such shares.

Holders of the Series A Preferred Stock generally have no voting rights, except for limited voting rights, including if the Company fails to pay dividends on the Series A Preferred Stock for six or more quarterly periods (whether or not consecutive).

The foregoing description does not purport to be a complete description and is qualified in its entirety by reference to the Certificate of Designation, which is filed herewith as Exhibit 3.3 and incorporated by reference into this Item 3.03. The terms of the Depositary Shares are set forth in the Deposit Agreement dated effective as of December 23, 2021, by and among the Company, Continental Stock Transfer & Trust Company, as depositary, and the holders of the depositary receipts issued thereunder (the “Deposit Agreement”). The Deposit Agreement is filed as Exhibit 4.3 hereto.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information about the Certificate of Designation set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 8.01. Other Events.

On December 16, 2021, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with BTIG, LLC as representative of the several underwriters named therein (the “Underwriters”), to issue and sell an aggregate of 2,000,000 Depositary Shares, as well as up to 300,000 Depositary Shares that may be sold pursuant to the exercise of an option to purchase additional Depositary Shares.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.
The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Attached as Exhibit 5.1 to this Current Report and incorporated herein by reference is a copy of the opinion of Greenberg Traurig, LLP relating to the validity of the Depositary Shares and the Series A Preferred Stock (the “Legal Opinion”). The Legal Opinion is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 16, 2021, between the Company and BTIG, LLC, as representative of the underwriters named in Schedule A thereto.
3.3	Certificate of Designation of 5.75% Series A Cumulative Perpetual Preferred Stock of Green Brick Partners, Inc.
4.3	Deposit Agreement, dated December 23, 2021 among the Company, Continental Stock Transfer & Trust Company, as depositary, and the holders of the depositary receipts issued thereunder.
4.4	Form of Depositary Receipt (attached to the Deposit Agreement in Exhibit 4.3).
5.1	Opinion of Greenberg Traurig, P.A.
23.1	Consent of Greenberg Traurig, P.A. to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BRICK PARTNERS, INC.
Date: December 23, 2021	By:	/s/ Richard A. Costello
Richard A. Costello
Chief Financial Officer